497(e)
                                                                       333-06071

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SUPPLEMENT DATED DECEMBER 11, 2006:


AXA EQUITABLE VARIABLE ANNUITY PROSPECTUSES
AXA EQUITABLE VARIABLE LIFE PROSPECTUSES
MONY LIFE INSURANCE COMPANY VARIABLE ANNUITY PROSPECTUSES
MONY LIFE INSURANCE COMPANY VARIABLE LIFE PROSPECTUSES
MONY LIFE INSURANCE COMPANY OF AMERICA VARIABLE ANNUITY PROSPECTUSES MONY LIFE INSURANCE COMPANY OF AMERICA VARIABLE LIFE PROSPECTUSES
EQ ADVISORS TRUST PROSPECTUS

--------------------------------------------------------------------------------

This Supplement updates certain current Prospectuses for variable life insurance and variable annuity products issued by AXA Equitable Life Insurance Company ("AXA Equitable"), MONY Life Insurance Company ("MONY") and MONY Life Insurance Company of America ("MONY America") and the Prospectus of EQ Advisors Trust, as supplemented (the "Trust"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain an additional copy of any Prospectus, free of charge, by writing to AXA Equitable, MONY, MONY America or the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information about changes relating to the EQ/Small Company Growth Portfolio ("Small Company Growth Portfolio").

                             *    *    *    *    *

AXA Equitable, in its capacity as Investment Manager of the Trust, has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit it, subject to the approval of the Board of Trustees of the Trust ("Board"), to appoint and replace investment sub-advisers ("Advisers") for the Trust and to amend the advisory agreements between AXA Equitable and sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the Board, to appoint, dismiss and replace sub-advisers and to amend advisory agreements without obtaining shareholder approval.

Effective on or about December 11, 2006, AXA Equitable, as the Investment Manager and Administrator of the Trust, with the approval of the Board, will effect the following changes to the Small Company Growth Portfolio: (1) appoint Wells Capital Management, Inc. ("Wells Capital Management" or "Adviser") as an additional Adviser to the Small Company Growth Portfolio, (2) appoint Eagle Asset Management, Inc. ("Eagle" or "Adviser") as an additional Adviser to the Small Company Growth Portfolio and (3) increase the administration fee for the Small Company Growth Portfolio. The current adviser to the Small Company Growth Portfolio is Bear Stearns Asset Management, Inc. ("Bear Stearns" or "Adviser") and it will continue to manage a portion of the Small Company Growth Portfolio's assets.

AXA Equitable will allocate the assets of the Small Company Growth Portfolio among the Advisers and will allocate all daily cash flows (share purchases) and outflows (redemption and expense items) among the Advisers. AXA Equitable will review the asset allocation of the Small Company Growth Portfolio on a periodic basis and reserves the right to reallocate assets from one Adviser to another, subject to the oversight of the Board, when it would be in the best interests of the Small Company Growth Portfolio and its shareholders. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to another Adviser.

           Information Regarding the Small Company Growth Portfolio

The following sentence replaces the last sentence of the first paragraph of the section of the Prospectus relating to the Small Company Growth Portfolio, entitled "Portfolio Performance":

This may be particularly true for this Portfolio because a different Adviser advised the Portfolio prior to December 13, 2004 and a single Adviser advised the Portfolio prior to December 11, 2006.

The following information replaces in its entirety the section of the Prospectus relating to the Small Company Growth Portfolio, entitled "Portfolio Fees and Expenses," and conforming changes should be made to the

 Form: EQAT/VIP121106 (12/06)                   Catalog number 137407 (12.06)

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portfolio operating expenses in the AXA Equitable variable life prospectuses,
AXA Equitable variable annuity prospectuses, MONY variable life prospectuses and MONY America variable life prospectuses:

Portfolio Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

 Annual Operating Expenses
 (expenses that are deducted from Portfolio assets)

 EQ/Small Company Growth Portfolio              Class IA Shares Class IB Shares
 ---------------------------------              --------------- ---------------
 Management Fee                                       1.00%           1.00%
 Distribution and/or Service Fees (12b-1 Fees)+       0.00%           0.25%
 Other Expenses*                                      0.20%           0.20%
 Total Annual Operating Expenses                      1.20%           1.45%
 Less Fee Waiver/Expense Reimbursement**             (0.15%)         (0.15%)
 Net Annual Operating Expenses***                     1.05%           1.30%

+ The maximum distribution and/or service (12b-1) fee for the Portfolio's Class IB Shares is 0.50% of the average daily net assets attributable to the Portfolio's Class IB shares. Under an arrangement approved by the Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio's Class IB shares. This arrangement will be in effect at least until April 30, 2007.
* The "Other Expenses" of the Portfolio have been restated to reflect an increase in administration fees. Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the Board of Trustee consents to an earlier revision or termination of this arrangement) ("Expense Limitation Agreement") so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the portfolio's expense ratio and such reimbursements do not exceed the portfolio's expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see "Management of the Trust - Expense Limitation Agreement."
*** A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. This arrangement did not affect the Net Annual Portfolio Operating Expenses for the Portfolio for the fiscal year ended December 31, 2005.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that the expense limitation is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

                             Class IA Shares Class IB Shares
                             --------------- ---------------
                    1 Year       $  107          $  132
                    3 Years      $  365          $  443
                    5 Years      $  644          $  777
                    10 Years     $1,438          $1,719

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The following information supplements the sections of the Prospectus entitled
"The Investment Strategy," "The Principal Risks" and "Who Manages the Portfolio" as it relates to the Small Company Growth Portfolio (formerly, the EQ/Bear Stearns Small Company Growth Portfolio).

The Investment Strategy

It is anticipated, under normal circumstances, that the portion of the Small Company Growth Portfolio allocated to Wells Capital Management ("Wells Allocated Portion") will be fully invested and will generally not invest more than 5% of its assets in any one issue or 20% in any one industry. In addition, it is anticipated that the Wells Allocated Portion generally will invest no more than five days average trading volume in any one issue. Wells Capital Management's investment process for its small capitalization discipline employs a bottom-up investment approach with a focus on stocks with market capitalizations ranging between $100 million and $2.0 billion. The Wells Allocated Portion is anticipated to invest in between 70 and 100 holdings of securities of companies with the following characteristics: strong management team, high sustainable margins, a franchise factor, strong balance sheet, unrecognized earnings catalyst, well-defined business plan, earnings predictability, unique market position, ability to finance growth internally or potential for positive earnings surprises. It is anticipated that the Wells Allocated Portion will be measured against the Russell 2000 Growth Index.

   It is anticipated, under normal circumstances, that the portion of the Small Company Growth Portfolio allocated to Eagle ("Eagle Allocated Portion") will invest at least 80% of the portfolio's net assets in small-capitalization stocks in seeking to achieve the Portfolio's investment objective of capital appreciation. Small-capitalization stocks are those with market capitalization of up to $2 billion at the time of purchase. Eagle invests in a diversified portfolio of rapidly growing, under researched common stocks of small-capitalization companies that it believes are reasonably priced. Using extensive fundamental research, Eagle seeks out companies that typically have accelerating earnings growth, high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst, such as an exciting new product, a management change or other restructuring.

The following risks are in addition to those currently listed and are more fully described in the Trust's Prospectus in the section "More Information on Principal Risks and Benchmarks":

The Principal Risks

  .   Multiple Adviser Risk

  .   Derivatives Risk

  .   Leveraging Risk

The following information supplements the information in the section of the Prospectus "More information on Principal Risks and Benchmarks":

PRINCIPAL RISKS

Multiple Adviser Risk. The Small Company Growth Portfolio employs three Advisers. Each Adviser independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire portfolio.

The following supplements the section in the Prospectus relating to the Small Company Growth Portfolio entitled "Who Manages the Portfolio":

Who Manages the Portfolio

Wells Capital Management, Inc., 525 Market Street, San Francisco, CA 94105, is an Adviser to the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds. As of September 30, 2006, Wells Capital Management had assets under management of approximately $180 billion, of which approximately $1.6 billion is managed in this U.S. Small Cap Growth Strategy.

The Wells Allocated Portion will be managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of the Wells Allocated Portion and operate as a team to develop ideas and implement investment strategy for the Portfolio. They portfolio managers for the Portfolio are Stuart Roberts and Jerome C. Philpott.

   Stuart Roberts, began his investment career in 1983 and founded Montgomery Asset Management's U.S. Small Cap Growth discipline in 1990. Prior to creating the team, Mr. Roberts was a vice president and portfolio manager at Founders Asset Management.

   Jerome C. Philpott, began his investment career in 1985 and joined Wells Capital Management in 2003 as part of Wells Capital Management's acquisition of Montgomery Asset Management. Prior to joining Wells Capital Management, Mr. Philpott was a member of Montgomery Asset Management's Small Cap Growth team and a securities analyst with Boettcher & Company.

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is an Adviser to the Portfolio. Eagle is a registered investment adviser that provides investment advisory services for registered mutual funds. As of September 30, 2006, Eagle had approximately $12.463 billion in assets under management.

The Eagle Allocated Portion will be managed by Bert Boksen and a team of dedicated professionals focused on investments in equity securities. Bert has responsibility for the day-to-day management of the Eagle Allocated Portion and develops ideas and implements investment strategy for the Portfolio.

   Bert L. Boksen, is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle's small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. In addition, from January 2002 to present, Mr. Boksen has been Manager and President of EB Management I, LLC.

The Statement of Additional Information provides additional information about the Advisers, the Portfolio Manager(s)' compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)' ownership of shares of the Portfolio to the extent applicable.

In the section entitled "Management of the Trust," the following sentence is added to the end of the paragraph found under the heading "The Manager":

MANAGEMENT OF THE TRUST - THE MANAGER

A discussion of the basis for the decision by the Trust's Board of Trustees to approve the (i) Amendment to the Amended and Restated Investment Advisory Agreement with Wells Capital Management and (ii) Investment Advisory Agreement with Eagle, each on behalf of the Small Company Growth Portfolio, will be available in the Trust's Annual Report to Shareholders for the year ending December 31, 2006.

In the section entitled "Management of the Trust," the following information replaces the corresponding information found in the heading entitled "Management Fees":

MANAGEMENT OF THE TRUST - MANAGEMENT FEES

For administrative services, in addition to the management fee, each Portfolio, other than the Small Company Growth Portfolio and the EQ/Small Cap Value Portfolio, pays AXA Equitable a fee at an annual rate, based on the average daily net assets of the Portfolios of the Trust (except the Small Company Growth Portfolio and the EQ/Small Cap Value Portfolio), of 0.12% of the first $3 billion, 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter, plus $30,000 per portfolio. Each of the Small

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Company Growth Portfolio and the EQ/Small Cap Value Portfolio pays AXA
Equitable an annual rate of 0.15% of 1% the respective Portfolio's average daily net assets, plus $35,000 and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).